First Quarter 2020 Earnings Slides May 7, 2020

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on management’s current expectations, are not guarantees of future performance and are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those uncertainties regarding the impact of the COVID-19 virus on our business and the economy generally, and those other matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Impact of COVID-19 on Company Operations March 16, 2020 - the Company announced that it was modifying its North American auction processes and would be holding auctions online only via Simulcast to protect the health and well-being of its workforce and customers. March 20, 2020 - the Company announced that it was suspending physical sale operations across North America at all ADESA auction locations, including Simulcast-only sales, for at least two weeks. April 6, 2020 - the Company reopened Simulcast-only sales in select markets and has continued to expand the Simulcast-only sales each week, where possible and as permitted. We have taken certain measures to help protect the business and our liquidity while our operations are negatively impacted. Some of these measures include the following: • We have temporarily reduced the pay of management and employees with a base salary over $80K. • We furloughed approximately 11,000 employees in April 2020. • KAR’s board of directors voluntarily elected to forgo their cash compensation for the second quarter of 2020. • Business travel for any reason has been prohibited. • Non-essential services provided by third parties at our locations have generally been suspended. • All capital projects at our physical auction locations have been delayed or canceled. • The Company has temporarily suspended its quarterly dividend in light of the impact of the COVID-19 pandemic on its operations. • We have negotiated the deferral of rent payments with certain landlords. • The ADESA Assurance program was temporarily suspended. • AFC has reduced the unused portion of certain floorplan lines with its customers. In addition, we intend to take advantage of the Employee Retention Credit and the Federal Employer Social Security Tax Deferment provided under the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"). 3

March 31, 2020 Leverage (US$ in millions) Balance Maturity Term Loan B-6 (Adjusted LIBOR + 2.25%) $945 2026 Revolving Credit Facility (Adjusted LIBOR + 1.75%) & Lines of Credit 18 2024 Senior Notes (Fixed 5.125%) 950 2025 Finance Leases 24 Total 1,937 Less: Available Cash (249) Net Debt $1,688 Senior Secured Net Leverage Ratio* 1.8 Total Net Debt Ratio* 3.8 * Based upon the Credit Agreement Definition that limits available cash to $125 million for purposes of this calculation. Corporate Credit Ratings: S&P B, Moodys B2 4

KAR Q1 2020 Highlights ($ in millions, except per share amounts) Q1 Q1 KAR Highlights* 2020 2019 Operations shut down the last 2 weeks of March and we Total operating revenues $645.5 $689.6 estimate reduced revenue of over $75 million Labor incurred during last 2 weeks of March when Gross profit** $250.9 $295.7 operations were shutdown % of revenue 38.9% 42.9% 44.0% in Q1 2020, excluding purchased vehicle sales SG&A $162.4 $175.2 EBITDA $89.7 $122.0 Adjusted EBITDA $88.6 $122.9 Net income from continuing operations $2.8 $15.3 Net income from continuing operations per $0.02 $0.11 share – diluted Operating adjusted net income from continuing $0.09 $0.20 operations per share – diluted Weighted average diluted shares 130.0 133.8 Dividends declared per common share $0.19 $0.35 Effective tax rate 41.7% 29.8% Q1 2020 increase attributable to lower pretax earnings * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2020. ** Exclusive of depreciation and amortization 5

ADESA Q1 2020 Highlights

($ in millions, except RPU)

ADESA	Q1 2020	Q1 2019	Highlights*
Auction fees and services revenue	$491.5	$541.9	Operations shut down the last 2 weeks of March
Purchased vehicle sales	$75.5	$57.8	Includes $12.7M from acquisitions
Total ADESA Revenue	$567.0	$599.7	$18.3M acquisitions, including $12.7M of purchased vehicle sales
Gross profit**	$196.3	$229.0	Labor incurred during last 2 weeks of March when operations were shutdown
% of revenue	34.6%	38.2%	Increased purchase vehicles & lower margin ancillary services; non-essential auction employees paid for 2 weeks when auctions were shutdown
SG&A	$122.8	$126.6	Incentive-based compensation -$5.4M, marketing costs -$2.3M, severance -$1.5M and travel expenses -$0.9M
EBITDA	$71.6	$100.8	
Adjusted EBITDA	$80.4	$110.8	
% of revenue	14.2%	18.5%	
Vehicles sold	862,000	945,000	N.A. volumes, excluding TradeRev, were up approximately 7% YTD through Feb. 29. The same monthly March volumes were down 38%.
Institutional vehicles sold in North America	622,000	681,000	
Dealer consignment vehicles sold in North America	212,000	241,000	Includes TradeRev volume of 33,000 in Q1 2020 and 31,000 in Q1 2019
Vehicles sold in Europe	28,000	23,000	
Percentage of vehicles sold online	63%	57%	
Conversion rate at North American physical auctions	63.3%	63.8%	Includes physical auction sales to online buyers
Physical RPU	$914	$875	Excludes purchased vehicles; Includes off-premise ancillary services
Online only RPU	$163	$144	Excludes purchased vehicles; Includes Openlane, TradeRev & Europe

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended March 31, 2020. ** Exclusive of depreciation and amortization

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AFC Q1 2020 Highlights ($ in millions, except for revenue per loan transaction),1 Q1 Q1 Highlights* AFC 2020 2019 Interest and fee income $83.8 $86.9 Other revenue $2.7 $2.8 Provision for credit losses ($16.9) ($8.2) Warranty contract revenue $8.9 $8.4 PWI revenue Total AFC revenue $78.5 $89.9 -12% revenue per LTU, -3% loan transactions Gross profit** $54.6 $66.7 % of revenue 69.6% 74.2% Decreases in incentive-based compensation and stock- SG&A $6.5 $7.2 based compensation EBITDA $48.1 $59.4 Adjusted EBITDA $37.1 $45.1 Loan transactions 448,000 461,000 3% decrease Increase in provision for credit losses decreased revenue Revenue per loan transaction*** $155 $177 per loan transaction Provision for credit losses % of finance receivables 3.3% 1.6% Managed receivables $1,954.8 $1,989.1 $1,349.9 $1,360.6 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended March 31, 2020. ** Exclusive of depreciation and amortization 7 *** Excludes “Warranty contract revenue"

HISTORICAL DATA 8

ADESA Revenue 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 Auction Fees & $511.1 $496.0 $475.3 $1,985.1 $541.9 $553.1 $534.5 $504.0 $2,133.5 $491.5 Services Revenue Purchased Vehicle $27.2 $31.0 $33.2 $116.8 $57.8 $79.3 $79.1 $79.3 $295.5 $75.5 Sales Total ADESA $538.3 $527.0 $508.5 $2,101.9 $599.7 $632.4 $613.6 $583.3 $2,429.0 $567.0 Revenue Gross $231.1 $219.2 $198.7 $871.1 $229.0 $239.5 $227.4 $212.4 $908.3 $196.3 Profit Gross 42.9% 41.6% 39.1% 41.4% 38.2% 37.9% 37.1% 36.4% 37.4% 34.6% Profit % Gross Profit %, Net of 45.2% 44.2% 41.8% 43.9% 42.2% 43.2% 42.5% 42.1% 42.6% 39.9% Purchased Vehicle Sales 9

ADESA Metrics - Annual 2019 2018 2017 2016 2015 Revenue2 $2,429.0 $2,101.9 $1,937.5 $1,765.3 $1,427.8 Total Volume 3,784 3,472 3,180 2,885 2,465 Online Only Volume (N.A.) 1,533 1,304 938 743 592 Total Online Volume %3 58% 54% 46% 42% 40% Physical Conversion % (N.A.) 62.8% 61.6% 60.4% 58.0% 58.3% Dealer Consignment Mix % (Physical) 40% 42% 45% 48% 50% Physical RPU1 $884 $844 $775 $753 $701 Online Only RPU1 $149 $121 $113 $110 $102 Gross Margin2 37.4% 41.4% 42.0% 41.3% 41.4% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 10

ADESA Metrics - Quarter 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Revenue2 $567.0 $583.3 $613.6 $632.4 $599.7 $508.5 $527.0 $538.3 $528.1 Total Volume 862 887 957 994 945 811 876 907 878 Online Only Volume 367 355 396 416 367 306 343 346 309 (N.A.) Total Online Volume %3 63% 59% 59% 59% 57% 54% 54% 54% 52% Physical Conversion % 63.3% 58.4% 62.8% 66.1% 63.8% 58.5% 62.9% 62.4% 62.6% (N.A.) Dealer Consignment Mix 38% 39% 43% 41% 38% 40% 44% 43% 41% % (Physical) Physical RPU1 $914 $886 $893 $882 $875 $868 $850 $839 $820 Online Only RPU1 $163 $155 $151 $150 $144 $122 $126 $118 $117 Gross Margin2 34.6% 36.4% 37.1% 37.9% 38.2% 39.1% 41.6% 42.9% 42.1% 1 Excluding purchased vehicle sales 2 Includes purchased vehicle sales 3 Includes ADESA Simulcast and DealerBlock volume 11

AFC Metrics - Annual 2019 2018 2017 2016 2015 Revenue $352.9 $340.9 $301.3 $286.8 $268.4 Loan Transaction Units (LTU) 1,783 1,760 1,688 1,718 1,607 Revenue per Loan Transaction, $178 $175 $159 $148 $150 Excluding “Warranty Contract Revenue” Ending Managed Finance Receivables $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 Ending Obligations Collateralized by $1,461.2 $1,445.3 $1,358.1 $1,280.3 $1,189.0 Finance Receivables % Vehicles Purchased at Any Auction 84% 83% 85% 83% 84% Active Dealers 12,900 12,300 12,400 12,200 11,300 Vehicles per active dealer 16 15 15 15 16 Average Credit Line $270,000 $270,000 $250,000 $260,000 $230,000 Avg Value Outstanding per Vehicle $10,000 $10,200 $9,900 $9,500 $9,100 12

AFC Metrics - Quarter 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Revenue $78.5 $88.0 $88.3 $86.7 $89.9 $85.3 $85.4 $85.1 $85.1 Loan Transaction Units 448 443 442 437 461 428 433 435 464 (LTU) Revenue per Loan Transaction, Excluding $155 $178 $180 $178 $177 $180 $177 $177 $166 “Warranty Contract Revenue” Ending Managed Finance $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 Receivables Ending Obligations Collateralized by Finance $1,349.9 $1,461.2 $1,428.4 $1,422.3 $1,360.6 $1,445.3 $1,366.3 $1,358.0 $1,354.2 Receivables 13

AFC Provision for Credit Losses - Annual 2019 2018 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $2,115.2 $2,014.8 $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $2,059.9 $1,959.8 $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $35.3 $32.9 $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.7% 1.7% 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 14

AFC Provision for Credit Losses - Quarterly 1Q20 4Q19 3Q19 2Q19 1Q19 4Q18 3Q18 2Q18 1Q18 Ending Managed $1,954.8 $2,115.2 $2,110.4 $2,070.1 $1,989.1 $2,014.8 $1,979.7 $1,958.6 $1,933.2 Receivables Average Managed $2,035.0 $2,112.8 $2,090.3 $2,029.6 $2,002.0 $1,997.3 $1,969.2 $1,945.9 $1,922.9 Receivables Provision for $16.9 $9.8 $8.9 $8.4 $8.2 $10.8 $7.3 $7.1 $7.7 Credit Losses % of Managed 3.3% 1.9% 1.7% 1.7% 1.6% 2.2% 1.5% 1.5% 1.6% Receivables 15

APPENDIX 16

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income from continuing operations and operating adjusted net income from continuing operations per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 17

Q1 2020 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2020 ADESA AFC Corporate Consolidated Net income (loss) from continuing $24.1 $24.6 ($45.9) $2.8 operations Add back: Income taxes 8.8 8.1 (14.9) 2.0 Interest expense, net of interest income 0.6 13.5 23.1 37.2 Depreciation and amortization 39.1 2.7 5.9 47.7 Intercompany interest (1.0) (0.8) (1.8) - EBITDA $71.6 $48.1 ($30.0) $89.7 Intercompany charges 1.7 - (1.7) - Non-cash stock-based compensation 2.1 0.4 2.8 5.3 Acquisition related costs 1.2 - 0.2 1.4 Securitization interest - (11.4) - (11.4) Loss on asset sales 0.5 - - 0.5 Severance 1.3 - 0.5 1.8 Foreign currency (gains)/losses 1.8 - (1.4) 0.4 Other 0.2 - 0.7 0.9 Total Addbacks 8.8 (11.0) 1.1 (1.1) Adjusted EBITDA $80.4 $37.1 ($28.9) $88.6 Revenue $567.0 $78.5 – $645.5 Adjusted EBITDA % margin 14.2% 47.3% 13.7% 18

Q1 2019 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended March 31, 2019 ADESA AFC Corporate Consolidated Net income (loss) from continuing $42.4 $30.5 ($57.6) $15.3 operations Add back: Income taxes 15.9 10.8 (20.2) 6.5 Interest expense, net of interest income 0.4 16.9 38.6 55.9 Depreciation and amortization 35.0 2.4 6.9 44.3 Intercompany interest 7.1 (1.2) (5.9) - EBITDA $100.8 $59.4 ($38.2) $122.0 Intercompany charges 3.2 - (3.2) - Non-cash stock-based compensation 2.4 0.5 3.7 6.6 Acquisition related costs 1.6 - 2.3 3.9 Securitization interest - (14.8) - (14.8) Loss on asset sales 0.5 - - 0.5 Severance 2.7 - 1.0 3.7 Foreign currency gains (0.6) - - (0.6) IAA allocated costs - - 1.4 1.4 Other 0.2 - - 0.2 Total Addbacks 10.0 (14.3) 5.2 0.9 Adjusted EBITDA $110.8 $45.1 ($33.0) $122.9 Revenue $599.7 $89.9 – $689.6 Adjusted EBITDA % margin 18.5% 50.2% 17.8% 19

Operating Adjusted Net Income from Continuing Operations per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended March 31, 2020 2019 Net income $2.8 $77.8 Less: Income from discontinued operations - (62.5) Net income from continuing operations $2.8 $15.3 Acquired amortization expense 14.3 14.6 IAA allocated costs - 1.4 Income taxes (1) (6.0) (4.8) Operating adjusted net income from continuing operations $11.1 $26.5 Net income from continuing operations per share − diluted $0.02 $0.11 Acquired amortization expense 0.11 0.11 IAA allocated costs - 0.01 Income taxes (0.04) (0.03) Operating adjusted net income from continuing operations per share − diluted $0.09 $0.20 Weighted average diluted shares 130.0 133.8 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. 20